As filed with the Securities and Exchange Commission on December 10, 1999
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                             ----------------------

                             ADEPT TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)
                             ----------------------

       California                                        94-2900635
------------------------                    ------------------------------------
(State of incorporation)                    (I.R.S. Employer Identification No.)

                              150 Rose Orchard Way
                           San Jose, California 95134
   (Address, including zip code, of Registrant's principal executive offices)
                             ----------------------
                                 1993 STOCK PLAN
                            (Full title of the Plan)
                             ----------------------

                               KATHLEEN M. FISHER
                           Vice President, Finance and
                             Chief Financial Officer
                             ADEPT TECHNOLOGY, INC.
                              150 Rose Orchard Way
                           San Jose, California 95134
                                 (408) 434-5012
(Name, address, and telephone number, including area code, of agent for service)
                             ----------------------
                                   Copies to:

                            ROBERT F. KORNEGAY, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (415) 493-9300
                             ----------------------

                                                   CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                          Proposed               Proposed
                                                                           Maximum                Maximum
          Title of Each Class                      Amount                 Offering               Aggregate            Amount of
            of Securities to                       to be                    Price                Offering            Registration
             be Registered                       Registered               Per Share                Price                Fee(1)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock
  no par value........................         1,000,000 shares            $6.438              $6,438,000.00          $1,699.63
====================================================================================================================================

(1)  Calculated in accordance with Rule 457(c) solely for the purpose of calculating the  registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on December 7, 1999.

====================================================================================================================================

         The contents of the Registrant's Form S-8 Registration Statement Nos. 333-3656 and 333-39065 as filed with the Commission on April 12, 1996 and October 30, 1997, respectively, are incorporated herein by reference.

             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.           Exhibits

                   Exhibit
                    Number                        Documents
             --------------------- ---------------------------------------------
                     4.1           1993 Stock Plan, as amended

                     5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation

                     23.1          Consent of Counsel (contained in Exhibit 5.1)

                     23.2          Consent of Independent Auditors

                     24.1          Power of Attorney (see page II-3)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Adept Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 10th day of December, 1999.

                                                ADEPT TECHNOLOGY, INC.

                                                By:  /s/ Kathleen M. Fisher
                                                     ---------------------------
                                                     Kathleen M. Fisher
                                                     Vice President, Finance and
                                                     Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Brian
R. Carlisle and Kathleen M. Fisher, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                       Title                       Date
--------------------------  -----------------------------  ---------------------

/s/ Brian R. Carlisle       Chairman of the Board and        December 10, 1999
--------------------------  Chief Executive Officer
(Brian R. Carlisle)         (Principal Executive Officer)


/s/ Kathleen M. Fisher      Vice President, Finance and      December 10, 1999
--------------------------  Chief Financial Officer
(Kathleen M. Fisher)        (Principal Financial and
                            Accounting Officer)


/s/ Bruce E. Shimano        Vice President, Research and     December 10, 1999
--------------------------  Development, Secretary
(Bruce E. Shimano)          and Director


/s/ Ronald E.F. Codd        Director                         December 10, 1999
--------------------------
(Ronald E.F. Codd)


/s/ Michael P. Kelly        Director                         December 10, 1999
--------------------------
(Michael P. Kelly)


/s/ Cary R. Mock            Director                         December 10, 1999
--------------------------
(Cary R. Mock)


/s/ John E. Pomeroy         Director                         December 10, 1999
--------------------------
(John E. Pomeroy)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -----------------------------------

                                    EXHIBITS

                       -----------------------------------

                       Registration Statement on Form S-8

                             Adept Technology, Inc.

                                December 10, 1999

                                INDEX TO EXHIBITS

    Exhibit

    Number                             Exhibit
    ------                             -------
     4.1     1993 Stock Plan, as amended

     5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation

    23.1     Consent of Counsel (included in Exhibit 5.1)

    23.2     Consent of Independent Auditors

    24.1     Power of Attorney (see page II-3)